UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2006

SELECT COMFORT CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation or organization)

0-25121	41-1597886
(Commission File No.)	(IRS Employer Identification No.)

6105 Trenton Lane North, Minneapolis, Minnesota 55442
(Address of principal executive offices) (Zip Code)

(763) 551-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 28, 2006, the Board of Directors of Select Comfort Corporation (the “Company”) approved an amendment of the Select Comfort Corporation Non-Employee Director Equity Plan (the “Plan”). The amendment of the Plan includes the following changes:

(1)	Section 1.3 is amended to provide that the Plan will terminate on December 31, 2015 and may be terminated earlier by action of the Board of Directors.

(2)
Section 1.4 is added to provide that the aggregate maximum number of shares of common stock that may be issued under the Plan is 100,000 shares, subject to adjustment to reflect the effect of any stock dividend, stock split, combination of shares or similar recapitalization.

(3)
Section 8.2 of the Plan is amended to provide that, following shareholder approval of the Plan (i) the provisions of Section 1.3 (plan expiration date), Section 1.4 (maximum number of shares available under the plan) and Section 8.2 (amendment provisions) may not be amended without shareholder approval and (ii) no other provision of the Plan may be amended without shareholder approval if and to the extent shareholder approval of such amendment is required by any applicable law, any rule or regulation of any securities exchange on which the Company’s shares may then be listed or the Internal Revenue Code.

Under the Plan, any non-employee member of the Company’s Board of Directors may elect to receive shares of the Company’s common stock in lieu of all or any portion of the cash compensation otherwise payable to the non-employee director. Participants in the Plan may also elect to defer the receipt of the shares to a future date or event, subject to earlier issuance in the event of the participant’s separation from service with the Company or upon a change in control of the Company. The number of shares of common stock to be issued or deferred, as the case may be, will be determined by dividing the cash compensation otherwise payable to the participant by the fair market value of a share of common stock on the date that the cash compensation would have otherwise been paid.

Pursuant to its corporate governance principles, the Company is seeking shareholder approval of the Plan at its Annual Meeting to be held on May 9, 2006. Prior to shareholder approval, no shares of common stock will be issued under the Plan.

The Plan as restated to reflect the amendment described above is filed as an Exhibit to this Form 8-K.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

                                (c)      Exhibits.

Exhibit 10.1    Amended and Restated Select Comfort Corporation Non-Employee Director Equity Plan

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT COMFORT CORPORATION
(Registrant)

Dated: May 1, 2006	By: Mark A. Kimball
Title: Senior Vice President

EXHIBIT INDEX

Exhibit No.    Description of Exhibit

10.1         Amended and Restated Select Comfort Corporation Non-Employee Director Equity Plan

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